Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	Kevin T. Thompson
Executive Vice President
Chief Financial Officer
(419) 254-6068

Sky Financial Group Reports First Quarter Results

April 20, 2005 - Bowling Green, Ohio - Sky Financial Group, Inc. (NASDAQ: SKYF) today reported first quarter net income of $31.5 million, or $.29 per diluted share, compared to $58.7 million, or $.62 per diluted share for the first quarter of 2004. Consistent with Sky’s previous announcement, the first quarter of 2005 included an increased provision for credit losses, which totaled $30.8 million compared to $6.7 million in the first quarter 2004. In addition, the first quarter last year included income from discontinued operations of $18.7 million, or $.20 per diluted share, due to a gain from Sky’s sale of its dental finance unit, Sky Financial Solutions (SFS). Annualized return on assets and return on equity for the first quarter were 0.86% and 8.72%, respectively, compared with 1.83% and 22.83%, respectively, for the same period in 2004.

“We are confident that Sky will return to strong performance levels in the second quarter 2005,” stated Marty E. Adams, president, chairman and chief executive officer. “While our results for the first quarter did not meet our performance goals, the higher credit losses, which lowered earnings, are not indicative of any systemic concern. We expect our ongoing performance to reflect the benefits from Sky’s characteristically strong credit underwriting and a renewed emphasis on expense management to supplement our revenue growth strategies.”

“In addition, we are particularly looking forward to adding the employees and clients of Belmont Bancorp to Sky and our Ohio Valley Region by completing our merger on June 1, 2005,” continued Mr. Adams.

Core operating earnings, which reflect net income adjusted to exclude discontinued operations and merger-related expenses that are not representative of ongoing operations, were $31.5 million for the first quarter, versus $40.2 million for the first quarter of 2004. Core operating earnings per diluted share for the first quarter were $.29, versus $.43 for the first quarter of 2004. For the first quarter, on a core operating earnings basis, annualized return on assets and return on equity were 0.86% and 8.72%, respectively, compared with 1.34% and 15.63%, respectively, for the same period in 2004.

1

Cash operating earnings, which reflect core operating earnings further adjusted to exclude the effects of amortization of intangibles, were $33.8 million, or $.31 per diluted share, in the first quarter compared to $41.4 million, or $.44 per diluted share in the first quarter of 2004. On a cash operating basis, the annualized return on average tangible equity was 14.46% for the first quarter compared with 20.64% for the same period in 2004.

First Quarter Results

Net interest income for the first quarter was $124.0 million, up 21.8% from $101.8 million in the first quarter of 2004. The net interest margin for the first quarter was 3.69%, up 1 basis point from both the fourth quarter and the first quarter of 2004. The net interest margin performance reflects the benefits from rising short-term interest rates despite the effects of increasingly competitive markets.

Average earning assets increased 22.7% over the first quarter of 2004 from a combination of organic growth and acquisitions. Average loans for the quarter increased 22.4% over 2004’s volume during the same quarter, with organic growth contributing 8.0% in addition to the acquisitions. Average deposits grew 20.1% over the first quarter of 2004, which included organic growth of 3.0% in addition to the acquisitions. Average non-interest bearing deposits, Sky’s highest growth priority, were up 27.3% for the first quarter compared to the first quarter of 2004, including organic growth of 12.2%.

Non-interest revenues were $51.5 million for the first quarter, up 18.6% from $43.4 million in the first quarter of 2004. Excluding mortgage banking and net securities transactions, non-interest revenues were up 23.1% in total and 9.1% excluding acquisitions with strong increases in several fee-based revenue sources compared to the same quarter in 2004. Trust services income was up 31.9%, service charges on deposits were up 26.2% and brokerage and insurance commissions were up 16.2%. Compared to the prior year quarter, mortgage banking revenues were up 5.7% mainly due to higher servicing income and the recapture of impairment reserves.

Non-interest expenses for the first quarter were $98.3 million compared to $78.5 million in the first quarter of 2004, which included $346 thousand of merger, integration and restructuring expenses. Expenses have increased over 2004’s first quarter mainly due to the acquisitions of Second Bancorp, Prospect Bancshares and two insurance agencies in 2004, along with the opening of six new financial centers over the last twelve months. The efficiency ratio, on a cash operating basis, excluding the merger, integration and restructuring expenses and amortization of intangible assets, was 53.73% for the quarter, compared to 52.20% for the same quarter in 2004.

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Credit Quality

The provision for credit losses for the first quarter was $30.8 million, increasing from $6.7 million in the same quarter in 2004. The higher provision compared to the first quarter of 2004 was due to higher net charge-offs, primarily from two large commercial credits and the sale of a group of non-performing consumer loans. Net credit losses for the quarter were $31.7 million compared to $6.6 million for the first quarter of 2004. At March 31, 2005, non-performing loans to total loans was 1.18% versus 1.35% at year-end and 1.06% a year ago. The allowance for loan losses to non-performing loans at March 31, 2005, was 119% versus 105% at year-end and 138% at March 31, 2004. Non-performing loans continue to reflect the non-accrual status of loans with payments guaranteed by surety bonds or insurance policies issued by three insurance companies, which remain in litigation.

Continued Expansion

On December 20, 2004, Sky announced a definitive agreement to acquire Belmont Bancorp., and its wholly-owned subsidiary, Belmont National Bank (BNB). BNB, a $294 million commercial bank, operates twelve full-service branches located in Belmont, Harrison and Tuscarawas counties in Ohio and Ohio County in West Virginia. The merger is expected to close June 1, 2005, and upon completion, the combined companies will have approximately $15.3 billion in total assets and $10.7 billion in total deposits.

Outlook For 2005

Commenting on 2005, Kevin Thompson, chief financial officer stated, “Going forward, we expect Sky’s profitability to return to previous performance levels. Including our first quarter results at $.29 per diluted share and our pending acquisition of Belmont Bancorp., we currently project 2005 diluted earnings per share on a core operating basis, excluding merger-related expenses, of $1.69 to $1.72, and on a net income, or GAAP basis, of $1.68 to $1.71 per diluted share.

Conference Call

Today, April 20, 2005, at 3 p.m., Mr. Adams and Mr. Thompson will host a conference call to provide an overview of first quarter performance and business outlook. Participants are encouraged to call in beginning at 2:45 p.m. by dialing (800) 665-0430 (confirmation code: 5820342). R.S.V.P. is not required. The webcast can be accessed via the Investor Relations/Webcasts section (http://investor.skyfi.com/medialist.cfm) of the Sky website. A replay of the call will be available from 7 p.m., April 20, until midnight, April 25, by calling (888) 203-1112 (confirmation code: 5820342). The event will be archived on the Sky website indefinitely. For supplemental financial tables, please refer to the Investor Relations/Press Releases (http://investor.skyfi.com/releases.cfm) section on our website.

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Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. Sky believes that providing certain non-GAAP financial measures provides investors with information useful in understanding Sky’s financial performance, its performance trends and financial position. Specifically, Sky provides measures based on “core operating earnings,” which exclude merger-related expenses and discontinued operations that are not reflective of on-going operations or not expected to recur. In addition, Sky provides measures based on “cash operating earnings,” which further adjusts core operating earnings to exclude the effect of amortization of intangibles. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results. A reconciliation of these non-GAAP measures to the most comparable GAAP equivalent is included in the financial tables.

Forward-looking Statement

The information in this press release contains forward-looking statements including certain projections, plans and forecasts of expected future performance that are not historical facts and that are subject to a number of risks and uncertainties. Actual results and performance could differ materially from those contemplated or implied by these forward-looking statements. Factors that could cause actual results or experience to differ from results discussed in the forward-looking statements include, but are not limited to: economic conditions; material unforeseen changes in the financial condition or results of operations of Sky’s clients; adverse outcome in collections litigation; and other factors identified from time-to-time in Sky’s other public documents filed with the Securities and Exchange Commission. Sky undertakes no obligation to update or revise these statements following the date of this release.

About Sky Financial Group, Inc.

Sky Financial Group is a $15 billion diversified financial holding company with its headquarters located in Bowling Green, Ohio. Sky’s asset size places it among the 50 largest publicly-held bank holding companies in the nation. Sky operates over 280 financial centers and over 300 ATMs serving communities in Ohio, Pennsylvania, Michigan, Indiana and West Virginia. Sky’s financial service affiliates include: Sky Bank, commercial and retail banking; Sky Trust, asset management services; and Sky Insurance, retail and commercial insurance agency services. Sky is located on the web at www.skyfi.com.

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Summary Financials - First Quarter 2005

SKY FINANCIAL GROUP, INC.

STATEMENTS OF INCOME (Unaudited)

(Dollars in thousands,	Three Months Ended March 31,		Percent Change
except per share data)	2005	2004
Interest income	$191,594	$149,021	28.6%
Interest expense	67,587	47,218	43.1

Net interest income	124,007	101,803	21.8
Provision for credit losses	30,823	6,665	362.5

Net interest income after provision for credit losses	93,184	95,138	(2.1)

Non-interest income
Trust services income	5,414	4,105	31.9
Service charges and fees on deposit accounts	12,173	9,642	26.2
Mortgage banking income	5,755	5,445	5.7
Brokerage and insurance commissions	16,630	14,308	16.2
Net securities gains (losses)	878	1,528	(42.5)
Other income	10,621	8,381	26.7

Total non-interest income	51,471	43,409	18.6

Non-interest expenses
Salaries and employee benefits	52,348	44,648	17.2
Occupancy and equipment expense	17,604	12,874	36.7
Merger, integration and restructuring expense	—	346	(100.0)
Other operating expenses	28,330	20,635	37.3

Total non-interest expense	98,282	78,503	25.2

Income from continuing operations before income taxes	46,373	60,044	(22.8)
Income taxes from continuing operations	14,902	20,092	(25.8)

Income from continuing operations	31,471	39,952	(21.2)
Income from discontinued operations, net of tax	—	18,725	(100.0)

Net income	$31,471	$58,677	(46.4)

SHARE DATA:

Earnings per share from continuing operations
Basic	$0.30	$0.43	(30.2)%
Diluted	0.29	0.42	(31.0)

Earnings per share from discontinued operations
Basic	0.00	0.20	(100.0)
Diluted	0.00	0.20	(100.0)

Earnings per share
Basic	0.30	0.63	(52.4)
Diluted	0.29	0.62	(53.2)

Core operating earnings per share*
Basic	0.30	0.43	(30.2)
Diluted	0.29	0.43	(32.6)

Cash operating earnings per share*
Basic	0.32	0.44	(27.3)
Diluted	0.31	0.44	(29.5)
Cash dividend declared per common share	0.22	0.21	—
Average shares outstanding
Basic	106,330,000	92,957,000	—
Diluted	107,591,000	94,226,000	—

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Summary Financials – First Quarter 2005

PERFORMANCE RATIOS:

	Three Months Ended March 31,
	2005	2004
ACTUAL
Return on average equity	8.72%	22.83%
Return on average assets	0.86	1.83

CONTINUING OPERATIONS
Return on average equity	8.72%	15.55%
Return on average assets	0.86	1.34
Efficiency ratio	55.75	53.75
Net interest margin (FTE)	3.69	3.69

CORE OPERATING *
Core operating earnings	$31,471	$40,177
Return on average equity	8.72%	15.63%
Return on average assets	0.86	1.34
Efficiency ratio	55.75	53.51

CASH OPERATING*
Return on average tangible equity	14.46%	20.64%
Return on average tangible assets	0.95	1.41
Efficiency ratio	53.73	52.20

ACTUAL BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	March 31,		Percent Change
	2005	2004
Cash and due from banks	$217,333	$200,783	8.2%
Interest-earning deposits with banks	27,696	29,051	(4.7)
Loans held for sale	27,946	57,650	(51.5)
Securities available for sale	3,063,145	2,613,816	17.2
Total loans	10,662,957	8,555,651	24.6
Allowance for loan losses	(150,122)	(125,043)	20.1

Net loans	10,512,835	8,430,608	24.7
Premises and equipment	156,829	152,621	2.8
Goodwill and other intangibles	539,678	243,356	121.8
Assets of discontinued operations	—	—	—
Other assets	432,350	365,506	18.3

Total Assets	$14,977,812	$12,093,391	23.9

Total interest-earning assets	$13,781,744	$11,256,168	22.4

Non-interest-bearing deposits	$1,557,454	$1,229,981	26.6
Interest-bearing deposits	8,883,838	7,541,365	17.8

Total deposits	10,441,292	8,771,346	19.0
Repos and federal funds purchased	942,150	931,792	1.1
Debt and FHLB advances	2,043,946	1,156,419	76.7
Liabilities of discontinued operations	—	—	—
Other liabilities	143,648	167,677	(14.3)
Shareholders’ equity	1,406,776	1,066,157	31.9

Total Liabilities and Shareholders’ Equity	$14,977,812	$12,093,391	23.9

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Summary Financials – First Quarter 2005

AVERAGE BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	Three Months Ended March 31,		Percent Change
	2005	2004
Cash and due from banks	$238,742	$217,575	9.7%
Interest-earning deposits with banks	37,938	33,800	12.2
Federal funds sold	—	5,165	(100.0)
Loans held for sale	21,935	31,720	(30.8)
Securities available for sale	3,054,277	2,449,138	24.7
Total loans	10,604,408	8,660,549	22.4
Allowance for loan losses	(149,925)	(124,751)	20.2

Net loans	10,454,483	8,535,798	22.5
Premises and equipment	156,942	153,155	2.5
Goodwill and other intangibles	541,086	244,035	121.7
Assets of discontinued operations	—	864,779	(100.0)
Other assets	421,298	354,550	18.8

Total Assets	$14,926,701	$12,889,715	15.8

Total interest-earning assets	$13,718,558	$11,180,372	22.7

Non-interest-bearing deposits	$1,563,661	$1,228,468	27.3
Interest-bearing deposits	8,858,682	7,448,158	18.9

Total deposits	10,422,343	8,676,626	20.1
Repos and federal funds purchased	915,969	988,628	(7.3)
Debt and FHLB advances	1,982,049	1,247,874	58.8
Liabilities of discontinued operations	—	811,805	(100.0)
Other liabilities	142,437	131,183	8.6
Shareholders’ equity	1,463,903	1,033,599	41.6

Total Liabilities and Shareholders’ Equity	$14,926,701	$12,889,715	15.8

ASSET QUALITY DATA:
	March 31,
	2005	2004
Non-accrual loans	$125,464	$90,132
Restructured loans	526	585

Total non-performing loans	125,990	90,717
Investment securities	11,705
Other real estate owned	11,854	10,775

Total non-performing assets	$149,549	$101,492

Loans 90 days or more past due & still accruing	$26,885	$26,039
Allowance for loan losses	150,122	125,043

ASSET QUALITY RATIOS:

Non-accrual loans to total loans	1.18%	1.05%
Non-performing loans to total loans	1.18	1.06
Non-performing assets to total assets	1.00	0.84
Loans 90 days or more past due and still accruing to total loans	0.25	0.30
Allowance for loan losses to non-performing loans	119.15	137.84
Allowance for loan losses to non-performing assets	100.38	123.20
Allowance for loan losses to total loans	1.41	1.46

NET CHARGE-OFFS
	Three Months Ended March 31,
	2005	2004
Net charge-offs	$31,748	$6,565
Net charge-offs to average loans	1.21%	0.30%

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Summary Financials - First Quarter 2005

SKY FINANCIAL GROUP, INC.

*NON-GAAP DISCLOSURE RECONCILIATIONS

(Dollars in thousands)

Core operating earnings reflect net income adjusted to exclude the after-tax effect of discontinued operations, merger, integration and restructuring expenses that are not reflective of on-going operations or are not expected to recur.

Cash operating earnings are core operating earnings adjusted to exclude the after-tax effect of amortizing core deposits and other intangibles. Management believes that both core operating earnings and cash operating earnings assist the investor in understanding the impact of merger, integration and restructuring expenses and amortization of intangibles on reported results.

Core operating earnings

The following reconciles GAAP income from continuing operations to core operating earnings for the three months ended March 31, 2005 and 2004:

	Three Months Ended March 31,
	2005	2004
Income from continuing operations	$31,471	$39,952

Merger, integration and restructuring expense	—	346
Tax effect	—	(121)

After-tax non-operating items	—	225

Core operating earnings	$31,471	$40,177

Merger, integration and restructuring expense in 2004 reflect charges associated with the sale of Sky Financial Solutions, Inc. in the first quarter of 2004.

Core operating earnings is used as the numerator to calculate core operating return on average assets, core operating return on average equity and core operating earnings per share. Additionally, merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the core operating efficiency ratio disclosed in the tables.

The comparable information on a GAAP basis is also provided in the tables.

Cash operating earnings

The following table reconciles core operating earnings to cash operating earnings for the three months ended March 31, 2005 and 2004:

	Three Months Ended March 31,
	2005	2004
Core operating earnings	$31,471	$40,177

Amortization of core deposits and other intangible assets	3,554	1,907
Tax effect	(1,244)	(667)

After-tax non-cash items	2,310	1,240

Cash operating earnings	$33,781	$41,417

Cash operating earnings is used as the numerator to calculate the cash operating return on average tangible equity and the cash operating return on average tangible assets. The denominator of each ratio is adjusted to deduct the average balance of intangible assets during the period. Additionally, amortization of core deposits and other intangible assets and merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the cash operating efficiency ratio disclosed in the tables. The comparable GAAP information is also included in the tables.

8

Summary Financials - First Quarter 2005

The following table reconciles average GAAP equity to average tangible equity for each of the period ends presented in the tables.

	Three Months Ended March 31,
	2005	2004
Average GAAP equity	$1,463,903	$1,033,599

Goodwill	471,141	193,561
Core deposits and other intangibles	69,945	50,474
Deferred taxes	(24,481)	(17,666)

	516,605	226,369

Average tangible equity	$947,298	$807,230

The following table reconciles average GAAP assets to average tangible assets for the three months ended March 31, 2005 and 2004:
	Three Months Ended March 31,
	2005	2004
Average GAAP assets (excluding
discontinued operations)	$14,926,701	$12,024,936

Goodwill	471,141	193,561
Core deposits and other intangibles	69,945	50,474
Deferred taxes	(24,481)	(17,666)

	516,605	226,369

Average tangible assets	$14,410,096	$11,798,567

The following table reconciles GAAP earnings per share to core operating earnings per share and cash operating earnings per share:

Basic EPS

	Three Months Ended March 31,
	2005	2004
Net income	$0.30	$0.63
After-tax earnings from discontinued operations	—	(0.20)
After-tax merger, integration and restructuring	—	—

Core operating earnings	0.30	0.43
After-tax amortization of core deposits and other intangible assets	0.02	0.01

Cash operating earnings	$0.32	$0.44

Diluted EPS

	Three Months Ended March 31,
	2005	2004
Net income	$0.29	$0.62
After-tax earnings from discontinued operations	—	(0.20)
After-tax merger, integration and restructuring	—	0.01

Core operating earnings	0.29	0.43
After-tax amortization of core deposits and other intangible assets	0.02	0.01

Cash operating earnings	$0.31	$0.44

- end -

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First Quarter 2005

Supplemental Financial Information

April 20, 2005

Supplemental Financial Information - First Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTERS STATEMENTS OF INCOME (unaudited)

(Dollars in thousands)

	2005	2004
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Fully taxable equivalent interest income	$192,410	$186,929	$179,675	$148,839	$149,872

Interest income	$191,594	$186,124	$178,772	$148,027	$149,021
Interest expense	67,587	61,819	56,256	45,339	47,218

Net interest income	124,007	124,305	122,516	102,688	101,803
Provision for credit losses	30,823	11,615	8,360	11,020	6,665

Net interest income after provision for credit losses	93,184	112,690	114,156	91,668	95,138

Non-interest income
Trust services income	5,414	4,996	5,079	4,101	4,105
Service charges and fees on deposit accounts	12,173	13,395	13,820	11,107	9,642
Mortgage banking income	5,755	5,675	6,845	6,879	5,445
Brokerage and insurance commissions	16,630	13,358	14,703	13,451	14,308
Net securities gains (losses)	878	8,310	1,854	2,877	1,528
Other income	10,621	11,918	10,446	11,192	8,381

Total non-interest income	51,471	57,652	52,747	49,607	43,409

Non-interest expenses Salaries and employee benefits	52,348	53,190	51,583	44,190	44,648
Occupancy and equipment expense	17,604	16,824	15,962	13,436	12,874
Merger, integration and restructuring expense	—	365	3,831	—	346
Other operating expenses	28,330	27,452	26,516	24,672	20,635

Total non-interest expense	98,282	97,831	97,892	82,298	78,503

Income from continuing operations before income taxes	46,373	72,511	69,011	58,977	60,044
Income taxes from continuing operations	14,902	23,612	22,863	18,776	20,092

Income from continuing operations	31,471	48,899	46,148	40,201	39,952

Income from discontinued operations, net of tax	—	430	—	—	18,725

Net income	$31,471	$49,329	$46,148	$40,201	$58,677

Core operating earnings	$31,471	$49,136	$48,638	$40,201	$40,177

Supplemental Financial Information - First Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER PERFORMANCE RATIOS AND SHARE DATA

(Unaudited)

PERFORMANCE RATIOS

ACTUAL	2005	2004
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Return on average equity	8.72%	13.55%	13.21%	15.25%	22.83%
Return on average assets	0.86	1.33	1.26	1.33	1.83

CONTINUING OPERATIONS	2005	2004
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Return on average equity	8.72%	13.43%	13.21%	15.25%	15.55%
Return on average assets	0.86	1.32	1.26	1.33	1.34
Net interest rate spread (FTE)	3.36	3.37	3.43	3.41	3.43
Net interest rate margin (FTE)	3.69	3.68	3.69	3.69	3.69
Efficiency ratio	55.75	53.53	55.57	53.75	53.75

CORE OPERATING *	2005	2004
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Return on average equity	8.72%	13.50%	13.92%	15.25%	15.63%
Return on average assets	0.86	1.33	1.33	1.33	1.34
Efficiency ratio	55.75	53.33	53.39	53.75	53.51

CASH OPERATING*	2005	2004
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Return on average tangible equity	14.46%	21.64%	22.52%	20.09%	20.64%
Return on average assets	0.95	1.44	1.44	1.40	1.41
Efficiency ratio	53.73	51.37	51.38	52.48	52.20

Supplemental Financial Information - First Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER SHARE DATA

(Unaudited)

	2005	2004
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Earnings per share from continuing operations
Basic	$0.30	$0.46	$0.44	$0.43	$0.43
Diluted	0.29	0.46	0.43	0.43	0.42

Earnings per share from discontinued operations
Basic	—	0.00	—	—	0.20
Diluted	—	0.00	—	—	0.20

Earnings per share
Basic	0.30	0.47	0.44	0.43	0.63
Diluted	0.29	0.46	0.43	0.43	0.62

Core operating earnings per share*
Basic	0.30	0.46	0.46	0.43	0.43
Diluted	0.29	0.46	0.46	0.43	0.43

Cash operating earnings per share*
Basic	0.32	0.49	0.48	0.44	0.44
Diluted	0.31	0.48	0.48	0.44	0.44

Cash dividend declared per common share	0.22	0.22	0.21	0.21	0.21

Book value per share	13.30	13.77	13.44	11.13	11.46

Average shares outstanding
Basic	106,330,000	105,922,000	105,479,000	93,322,000	92,957,000
Diluted	107,591,000	107,163,000	106,408,000	94,314,000	94,226,000

Book value calculation shares outstanding	105,752,028	106,838,511	105,372,832	93,420,000	93,063,000

Supplemental Financial Information - First Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER AVERAGE BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	2005	2004
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Cash and due from banks	$238,742	$244,726	$252,731	$198,246	$217,575
Interest-earning deposits with banks	37,938	36,498	42,017	36,385	33,800
Federal funds sold	—	2,186	2,065	885	5,165
Loans held for sale	21,935	27,601	30,139	31,866	31,720
Securities available for sale	3,054,277	3,075,580	3,078,861	2,570,976	2,449,138
Total loans	10,604,408	10,400,806	10,139,711	8,631,914	8,660,549
Allowance for loan losses	(149,925)	(149,288)	(147,056)	(124,752)	(124,751)

Net loans	10,454,483	10,251,518	9,992,655	8,507,162	8,535,798
Premises and equipment	156,942	154,329	159,328	147,058	153,155
Goodwill and other intangibles	541,086	527,525	516,673	247,469	244,035
Assets of discontinued operations	—	—	—	—	864,779
Other assets	421,298	431,688	448,680	374,374	354,550

Total Assets	$14,926,701	$14,751,651	$14,523,149	$12,114,421	$12,889,715

Total interest-earning assets	$13,718,558	$13,542,671	$13,292,793	$11,272,026	$11,180,372

Non-interest-bearing deposits	$1,563,661	$1,573,004	$1,508,074	$1,297,932	$1,228,468
Interest-bearing deposits	8,858,682	8,724,960	8,704,452	7,517,853	7,448,158

Total deposits	10,422,343	10,297,964	10,212,526	8,815,785	8,676,626
Repos and federal funds purchased	915,969	944,788	867,547	788,596	988,628
Debt and FHLB advances	1,982,049	1,927,205	1,916,452	1,309,167	1,247,874
Liabilities of discontinued operations	—	—	—	—	811,805
Other liabilities	142,437	133,619	136,611	140,355	131,183
Shareholders’ equity	1,463,903	1,448,075	1,390,013	1,060,518	1,033,599

Total Liabilities and Shareholders’ Equity	$14,926,701	$14,751,651	$14,523,149	$12,114,421	$12,889,715

Supplemental Financial Information – First Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER ACTUAL BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	2005	2004
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Cash and due from banks	$217,333	$232,407	$238,820	$223,255	$200,783
Interest-earning deposits with banks	27,696	32,919	30,118	27,100	29,051
Loans held for sale	27,946	9,433	31,107	15,834	57,650
Securities available for sale	3,063,145	3,091,813	3,118,884	2,541,687	2,613,816
Total loans	10,662,957	10,616,118	10,262,393	8,794,596	8,555,651
Allowance for loan losses	(150,122)	(151,389)	(147,479)	(125,661)	(125,043)

Net loans	10,512,835	10,464,729	10,114,914	8,668,935	8,430,608
Premises and equipment	156,829	155,466	154,252	145,315	152,621
Goodwill and other intangibles	539,678	546,932	520,221	246,586	243,356
Assets of discontinued operations	—	—	—	—	—
Other assets	432,350	410,724	434,816	373,171	365,506

Total Assets	$14,977,812	$14,944,423	$14,643,132	$12,241,883	$12,093,391

Total interest-earning assets	$13,781,744	$13,750,283	$13,442,502	$11,379,217	$11,256,168

Non-interest-bearing deposits	$1,557,454	$1,592,510	$1,477,061	$1,297,942	$1,229,981
Interest-bearing deposits	8,883,838	8,759,081	8,677,287	7,484,259	7,541,365

Total deposits	10,441,292	10,351,591	10,154,348	8,782,201	8,771,346
Repos and federal funds purchased	942,150	1,041,361	921,175	844,738	931,792
Debt and FHLB advances	2,043,946	1,924,840	1,989,806	1,436,707	1,156,419
Liabilities of discontinued operations	—	—	—	—	—
Other liabilities	143,648	155,676	161,388	138,029	167,677
Shareholders’ equity	1,406,776	1,470,955	1,416,415	1,040,208	1,066,157

Total Liabilities and Shareholders’ Equity	$14,977,812	$14,944,423	$14,643,132	$12,241,883	$12,093,391

Supplemental Financial Information - First Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER LOAN TABLE (Unaudited)

(Dollars in thousands)

ACTUAL

	2005	2004
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Residential Mortgage	$1,082,756	$1,110,943	$1,037,229	$905,249	$891,088
Home Equity	1,701,716	1,728,599	1,658,344	1,266,508	1,176,581
Consumer	797,857	807,686	846,412	694,732	717,789
Commercial Real Estate	4,408,069	4,406,151	4,225,070	3,417,236	3,455,525
Commercial & Industrial	2,672,559	2,562,739	2,495,338	2,510,871	2,314,668

Total Loans	$10,662,957	$10,616,118	$10,262,393	$8,794,596	$8,555,651

Residential Mortgage	10%	10%	10%	10%	10%
Home Equity	16%	16%	16%	14%	14%
Consumer	8%	8%	8%	8%	8%
Commercial Real Estate	41%	42%	42%	39%	41%
Commercial & Industrial	25%	24%	24%	29%	27%

Total Loans	100%	100%	100%	100%	100%

AVERAGES

	2005	2004
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Residential Mortgage	$1,103,778	$1,067,456	$1,058,878	$896,779	$897,703
Home Equity	1,717,047	1,694,828	1,630,492	1,219,822	1,159,333
Consumer	798,477	826,807	865,205	710,848	751,371
Commercial Real Estate	4,405,092	4,281,441	4,071,301	3,523,316	3,483,465
Commercial & Industrial	2,580,014	2,530,274	2,513,835	2,281,149	2,368,677

Total Loans	$10,604,408	$10,400,806	$10,139,711	$8,631,914	$8,660,549

Residential Mortgage	10%	10%	10%	10%	10%
Home Equity	16%	16%	16%	14%	13%
Consumer	8%	8%	9%	8%	9%
Commercial Real Estate	42%	42%	40%	42%	41%
Commercial & Industrial	24%	24%	25%	26%	27%

Total Loans	100%	100%	100%	100%	100%

Supplemental Financial Information - First Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER FUNDING TABLE (Unaudited)

(Dollars in thousands)

ACTUAL

	2005	2004
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Non-interest-bearing demand deposits	$1,557,454	$1,592,510	$1,477,061	$1,297,942	$1,229,981
Interest-bearing demand deposits	359,620	325,751	389,986	238,646	257,931
Savings deposits	3,825,900	3,874,943	3,979,107	3,493,196	3,610,996
Time deposits	4,698,318	4,558,387	4,308,194	3,752,417	3,672,438

Total deposits	10,441,292	10,351,591	10,154,348	8,782,201	8,771,346

Short-term borrowings	942,150	1,041,361	921,175	844,738	931,792
Trust preferred securities	188,326	189,558	185,067	145,583	169,669
Debt and FHLB advances	1,855,620	1,735,282	1,804,739	1,291,123	986,751

Total funding sources	$13,427,388	$13,317,792	$13,065,329	$11,063,645	$10,859,558

AVERAGE

	2005	2004
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Non-interest-bearing demand deposits	$1,563,661	$1,573,004	$1,508,074	$1,297,932	$1,228,468
Interest-bearing demand deposits	347,180	362,352	353,368	239,174	238,777
Savings deposits	3,879,783	3,939,766	4,014,051	3,554,212	3,558,869
Time deposits	4,631,719	4,422,842	4,337,033	3,724,467	3,650,512

Total deposits	10,422,343	10,297,964	10,212,526	8,815,785	8,676,626

Short-term borrowings	915,969	944,788	867,547	788,596	988,628
Trust preferred securities	189,726	186,668	182,288	163,503	164,859
Debt and FHLB advances	1,792,323	1,740,535	1,734,164	1,145,664	1,083,015

Total funding sources	$13,320,361	$13,169,955	$12,996,525	$10,913,548	$10,913,128

Supplemental Financial Information - First Quarter 2005

The following asset quality information does not include Sky Financial Solutions.

ASSET QUALITY DATA:

	2005	2004
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Non-accrual loans	$125,464	$143,207	$122,050	$95,674	$90,132
Restructured loans	526	541	556	575	585

Total non-performing loans	125,990	143,748	122,606	96,249	90,717
Investment securities	11,705	11,705	11,705	—	—
Other real estate owned	11,854	10,055	11,924	10,766	10,775

Total non-performing assets	$149,549	$165,508	$146,235	$107,015	$101,492

Loans 90 days or more past due & still accruing	$26,885	$16,243	$17,183	$12,841	$26,039
Net charge-offs	31,748	9,864	8,106	10,402	6,565
Allowance for loan losses	150,122	151,389	147,479	125,661	125,043

ASSET QUALITY RATIOS:

	2005	2004
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Non-accrual loans to total loans	1.18%	1.35%	1.19%	1.09%	1.05%
Non-performing loans to total loans	1.18	1.35	1.19	1.09	1.06
Non-performing assets to total assets	1.00	1.11	1.00	0.87	0.84
Loans 90 days or more past due and still accruing to total loans	0.25	0.15	0.17	0.15	0.30
Net charge-offs to average loans	1.21	0.38	0.32	0.48	0.30
Allowance for loan losses to non-performing loans	119.15	105.32	120.29	130.56	137.84
Allowance for loan losses to non-performing assets	100.38	91.47	100.85	117.42	123.20
Allowance for loan losses to total loans	1.41	1.43	1.44	1.43	1.46

Supplemental Financial Information - First Quarter 2005

SKY FINANCIAL GROUP, INC.

*NON-GAAP DISCLOSURE RECONCILIATIONS

(Dollars in thousands)

Core operating earnings reflect net income adjusted to exclude the after-tax effect of discontinued operations, merger, integration and restructuring expenses that are not reflective of on-going operations or are not expected to recur.

Cash operating earnings are core operating earnings adjusted to exclude the after-tax effect of amortizing core deposits and other intangibles. Management believes that both core operating earnings and cash operating earnings assist the investor in understanding the impact of merger, integration and restructuring expenses and amortization of intangibles on reported results.

Core operating earnings

The following reconciles GAAP income from continuing operations to core operating earnings for each of the five quarters presented in the tables:

	2005	2004
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Income from continuing operations	$31,471	$48,899	$46,148	$40,201	$39,952

Merger, integration and restructuring expense	—	365	3,831	—	346
Tax effect	—	(128)	(1,341)	—	(121)

After-tax non-operating items	—	237	2,490	—	225

Core operating earnings	$31,471	$49,136	$48,638	$40,201	$40,177

Merger, integration and restructuring expense in 2004 reflect charges associated with the acquisition of Prospect Bancshares Inc. and Second Bancorp Inc. and the sale of Sky Financial Solutions, Inc. in the fourth, third and first quarters, respectively.

Core operating earnings is used as the numerator to calculate core operating return on average assets, core operating return on average equity and core operating earnings per share. Additionally, merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the core operating efficiency ratio disclosed in the tables.

The comparable information on a GAAP basis is also provided in the tables.

Supplemental Financial Information - First Quarter 2005

Cash operating earnings

The following reconciles core operating earnings to cash operating earnings for each of the five quarters presented in these tables:

	2005	2004
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Core operating earnings	$31,471	$49,136	$48,638	$40,201	$40,177

Amortization of core deposits and other intangible assets	3,554	3,577	3,553	1,943	1,907
Tax effect	(1,244)	(1,252)	(1,244)	(680)	(667)

After-tax non-operating items	2,310	2,325	2,309	1,263	1,240

Cash operating earnings	$33,781	$51,461	$50,947	$41,464	$41,417

Cash operating earnings is used as the numerator to calculate the cash operating return on average tangible equity and the cash operating return on average tangible assets. The denominator of each ratio is adjusted to deduct the average balance of intangible assets during the period. Additionally, amortization of core deposits and other intangible assets and merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the cash operating efficiency ratio disclosed in the tables. The comparable GAAP information is also included in the tables.

Supplemental Financial Information - First Quarter 2005

The following table reconciles average GAAP equity to average tangible equity for each of the period ends presented in the tables.

	2005	2004
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Average GAAP equity	$1,463,903	$1,448,075	$1,390,013	$1,060,518	$1,033,599

Goodwill	471,141	454,488	440,734	198,414	193,561
Core deposits and other intangibles	69,945	73,037	75,939	49,056	50,474
Deferred taxes	(24,481)	(25,563)	(26,579)	(17,170)	(17,666)

	516,605	501,962	490,094	230,300	226,369

Average tangible equity	$947,298	$946,113	$899,919	$830,218	$807,230

The following table reconciles average GAAP assets to average tangible assets for each of the period ends presented in the tables.

	2005	2004
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Average GAAP assets (excluding discontinued operations)	$14,926,701	$14,751,651	$14,523,149	$12,114,421	$12,024,936

Goodwill	471,141	454,488	440,734	198,414	193,561
Core deposits and other intangibles	69,945	73,037	75,939	49,056	50,474
Deferred taxes	(24,481)	(25,563)	(26,579)	(17,170)	(17,666)

	516,605	501,962	490,094	230,300	226,369

Average tangible assets	$14,410,096	$14,249,689	$14,033,055	$11,884,121	$11,798,567

Supplemental Financial Information - First Quarter 2005

The following table reconciles GAAP earnings per share to core operating earnings per share and cash operating earnings per share:

Basic EPS

	2005	2004
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Net income	$0.30	$0.47	$0.44	$0.43	$0.63
After-tax earnings from discontinued operations	0.00	(0.00)	0.00	0.00	(0.20)
After-tax merger, integration and restructuring	0.00	0.00	0.02	0.00	0.00

Core operating earnings	0.30	0.46	0.46	0.43	0.43
After-tax amortization of core deposits and other intangible assets	0.02	0.02	0.02	0.01	0.01

Cash operating earnings	$0.32	$0.49	$0.48	$0.44	$0.44

Diluted EPS

	2005	2004
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Net income	$0.29	$0.46	$0.43	$0.43	$0.62
After-tax earnings from discontinued operations	0.00	(0.00)	0.00	0.00	(0.20)
After-tax merger, integration and restructuring	0.00	0.00	0.02	0.00	0.01

Core operating earnings	0.29	0.46	0.45	0.43	0.43
After-tax amortization of core deposits and other intangible assets	0.02	0.02	0.02	0.01	0.01

Cash operating earnings	$0.31	$0.48	$0.47	$0.44	$0.44

-end-

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